                                                                      EXHIBIT 10


                          WASHINGTON GAS LIGHT COMPANY

                             SUPPLEMENTAL EXECUTIVE
                                 RETIREMENT PLAN

                       AS AMENDED THROUGH JANUARY 1, 1999

                                TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----
                           Article 1.   Purpose                                         1

                           Article 2.   Definitions                                     2

                           Article 3.   Participation                                   9

                           Article 4.   Vesting                                         10

                           Article 5.   Service                                         13

                           Article 6.   Benefits                                        14

                           Article 7.   Death Benefits                                  19

                           Article 8.   Miscellaneous                                   22

                           Article 9.   Appeals from Denial of Claims                   25

         Exhibit A         Participants in the Supplemental Executive
                           Retirement Plan as of January 1, 1999                        27

         Exhibit B.        Participants eligible to elect a Full Retirement
                           Pension or Early Retirement Pension                          28

         Exhibit C.        Early Retirement Pension Benefit "Legacy"
                           Formula                                                      29

         Exhibit D.        Early Retirement Pension Benefit "New"
                           Formula                                                      30

         Exhibit E.        Lump Sum Calculation Procedure                               31

         Exhibit F.        Actuarial Equivalent Reduction Factors for
                           Disability Benefits Commencing Prior to Age 55               32

                                    Article 1

                                     Purpose

1.1 Purpose: The purpose of this Supplemental Executive Retirement Plan (Supplemental Plan) is to provide a minimum level of retirement income in the event of normal or early retirement and a minimum level of benefits in the event of death or disability as a means of attracting, retaining, and motivating executives. This Supplemental Plan is designed to provide a benefit which, when added to the benefit provided by the Washington Gas Light Company Employees' Pension Plan will meet the purpose described above.

         The Company intends that the Supplemental Plan shall at all times be maintained on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended, and be administered as a "top-hat" plan exempt from the substantive requirements of the Employee Retirement Income Security Act of 1974, as amended.


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


                                    Article 2

                                   Definitions

2.1      Accredited Service: Accredited Service as defined in the Basic Plan.

2.2 Accrued Benefit: The amount expressed in terms of an annual single-life annuity commencing at Normal Retirement Date and determined in accordance with
Section 6.4 which describes the Normal Retirement Pension.

         An Accrued Benefit payable at a date other than the Normal Retirement Date shall be calculated by (1) applying to the amount determined in Section 6.4(a) the applicable adjustment factors to reflect the age of the Participant at the commencement date, (2) determining the offsets under Section 6.4(b) adjusted to reflect the age of the Participant at the benefit commencement date, and, then (3) subtracting the amount determined in (2) from the amount determined in (1). Any adjustments to the resulting benefit to reflect a payment form other than a life annuity are then applied to the result of Step (3).

2.3 Administrator: The Administrator appointed by the Committee to carry out the administration of this Supplemental Plan.

2.4 Affiliate: An "Affiliate" of a person is a person that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with such person.


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


2.5 Basic Plan: Washington Gas Light Company Employees' Pension Plan, as amended from time to time.

2.6      Benefit Service: As defined in Section 5.1 of this Supplemental Plan.

2.7 Board or Board of Directors: The Board of Directors of Washington Gas Light Company.

2.8 Change of Control: The occurrence of any one or more of the triggering events specified below:

         (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then-outstanding shares of stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company,
(ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and
(iii) of subsection (c) of this Article 2.8; or

         (b) Individuals who, as of December 18, 1996, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to December 18, 1996 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the board; or

         (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially owned, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Companies assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting

Securities, as the case may be, (ii) no Person (excluding any Corporations resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such Corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock of the Corporation resulting from such Business Combination, or the Combined Voting Power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the business Combination and (iii) at least a majority of the members of the Board of Directors of the Corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

2.9 Committee: Means the Committee appointed by the Board to administer the Plan or if no committee is appointed, the Board.

2.10     Company: Washington Gas Light Company and/or its Affiliates.

2.11     Disability: Disability as defined in the Basic Plan.

2.12     Early Retirement Date: Early Retirement Date as defined in the Basic
Plan.

2.13 Employee: Any employee who receives salary, wages or commissions from the Company.

2.14 Final Average Compensation: The average of the Participant's highest Rates of Annual Basic Compensation on December 31 of each of the three years out of the final five years of the Participant's Accredited Service as a Participant preceding such Participant's Normal Retirement Date, Early Retirement Date, date of Disability, death or the date of the Participant's Termination as described in Section 3.2, whichever is applicable; however, if such five-year period should include any approved leave of absence in effect on December 31 of any year during such five-year period, his or her Rate of Annual Basic Compensation in effect at the beginning of such leave shall be deemed to be his or her Rates of Annual Basic Compensation in effect for that year. In the event a Participant is entitled to an Accrued Benefit under this Supplemental Plan but has less than three years of Accredited Service as a Participant, the Participant's Rate of Annual Basic Compensation on December 31 of each year of service while a Participant shall be averaged and such average shall be Participant's Final Average Compensation. Should a Participant die or incur a Disability and have less than one year of Accredited Service, which year does not include December 31, the Participant's Final Average Compensation shall be, as applicable, his or her Rates of Annual Basic Compensation on the day preceding the date of such Participant's death or the Administrator's acceptance of the Disability under
Section 6.7.

2.15 Former Vested Participant: A person who was a former employee who has earned a vested benefit under Article 4 of this Plan. See Sections 6.8 and 7.3 of this Plan.

2.16     Hardship Election: The election described in Section 7.5 of this Plan.

2.17     Normal Retirement Date: Normal Retirement Date as defined in the Basic
Plan.

2. 18    Participant: A person designated as such by the Committee pursuant to
Section 3.1 of this Supplemental Plan. Unless expressly provided herein to the contrary or the context dictates otherwise, a Participant shall also include any person (including a beneficiary) who is entitled to a benefit under this Supplemental Plan.

2.19 Plan: This Supplemental Executive Retirement Plan, as it is in effect from time to time (also referred to as the "Supplemental Plan").

2.20 Rates of Annual Basic Compensation: Participant's salary as of December 31 and any short term incentive award declared during the year under the Company's Executive Incentive Compensation Plan, the 1999 Incentive Compensation Plan, or any successor plan, whether taken in cash or deferred.

2.21     Retirement: Retirement as defined in the Basic Plan.

2.22     Supplemental Plan: This Supplemental Executive Retirement Plan

2.23     Vesting Service: See "Year of Vesting Service"

2.24 Year of Vesting Service: 1000 hours of service with the Company as a Participant in any one calendar year.

                                    Article 3

                                  Participation

3.1 Designation: Each employee of the Company who is designated by the Committee shall be a Participant in this Supplemental Plan. As of January 1, 1999, the active employees listed on Exhibit A are included as Participants in this Supplemental Plan.

3.2 Termination: In the event Participant's employment with the Company is terminated for whatever reason or in the event the Committee withdraws or rescinds its designation of Participant status with respect to a current employee, such terminated or current employee, as applicable, shall thereafter accrue no additional benefits under this Supplemental Plan and shall have, with respect to previously credited benefits, only such rights as are provided in Articles 4, 5 and 6 hereof.

                                    Article 4

                                     Vesting

         4.1 Vested Pension -- General: Except as provided in Section 4.2 of this Article, a Participant shall be vested in, and have rights to, an Accrued Benefit as follows:

         (a)  PARTICIPANTS IN THIS PLAN ON JANUARY 1, 1999:

         For persons who were Participants in this Plan on January 1, 1999, benefits under this Plan vest at the rate of 10% for each completed 5-year period of Accredited Service with the Company (whether or not as a Participant) prior to January 1, 1999. Four complete Years of Accredited Service plus one day of Accredited Service with the Company in any one calendar year will be treated as a 5-year period for this purpose. After January 1, 1999, vesting for these Employees is at the rate of 5% per Year of Vesting Service as a Participant to, and including, the year the Participant attains age 49; and 10% per Year of Vesting Service as a Participant hereafter, to a maximum of 100%.

         (b)  PARTICIPANTS JOINING THE PLAN AFTER JANUARY 1, 1999:

         For any person first becoming a Participant in this Plan after January 1, 1999, benefits vest at the following rates:

         (i) 10% for each completed 5-year period of Accredited Service up to January 1 of the year in which he or she became a Participant. Four complete Years of Accredited Service plus one day of Accredited Service with the Company will be treated as a 5-year period for this purpose; and

         (ii) 5% per Year of Vesting Service earned up to, and including, the year the Participant attains age 49, and

         (iii) 10% per Year of Vesting Service thereafter, to a maximum of 100%. Provided however, no person shall be vested in a benefit under this Plan prior to completion of 60 months of Accredited Service with the Company, unless this requirement is waived by the Committee pursuant to Sec. 4.2(c) of this Plan.

         (c)   MINIMUM VESTING LEVEL AS OF JANUARY 1, 1999:

         For Participants on January 1, 1999, there is a minimum initial vesting of 10%.

         (d)   GRANDFATHER PROVISION:

         For persons who were Participants in this Plan on June 27, 1989, the vested percentage is not less than the percentage earned by that Participant as of June 27, 1989. This percentage is calculated under Section 4.2(a), below.

         (e)   DISABILITY:

         Upon Disability of a Participant, the Participant is 100% vested under the Plan. The Disability Pension benefit is provided under Article 6 of this Plan.

         (f)   DEATH:

         Death benefits are provided by Article 7 of this Plan and are calculated without regard to vesting.

         (g)   CHANGE OF CONTROL:

         Upon a Change of Control, Participants are 100% vested in their Accrued Benefit.

4.2      Vested Pension -- Exceptions: Notwithstanding the general provisions in
Section 4.1, the following exceptions shall apply --

         (a) For participation on or before June 27, 1989, a Participant shall be vested in, and have rights to, an Accrued Benefit as set out in the table below.

                    Completed Years
                          of                           Vested
                    Vesting Service                  Percentage
                    ---------------                  ----------
                           1                             20%

                           2                             40%

                           3                             60%

                           4                             80%

                           5                             100%

         (b) A Participant's Accrued Benefit shall vest in accordance with the table in (a) above if his or her termination of employment occurs as a result of a Company-initiated action or request or if his or her designation of Participant status is withdrawn or rescinded by the Company; provided, however, that this provision shall not apply if the forfeiture provisions of Section 8.5 apply.

         (c) The Committee may waive all vesting requirements or permit accelerated vesting arrangements in any case which, in the Committee's discretion, represents special circumstances.

                                    Article 5

                                     Service

5.1 Benefit Service: Except as provided in Section 5.2 of this Article, Benefit Service shall be equal to Accredited Service as determined under the Basic Plan plus, for each full year of Accredited Service as a Participant, one additional year to a maximum of 30 years.

5.2 Prior Benefit Service: A Participant who began participation on or before June 27, 1989, shall receive Benefit Service for the period prior to June 27, 1989 which shall be equal to (i) Accredited Service earned through that date as determined under the Basic Plan plus; (ii) two additional years for each full year of Accredited Service as a Participant prior to June 27, 1989.

                                    Article 6

                                    Benefits

6.1 Normal Form of Pension: A Participant who is entitled to receive a retirement benefit under this Supplemental Plan may elect to receive such benefit in the form of a single-life annuity, joint-and-survivor annuity or any other optional form of benefit as set forth in Section 5.2 of the Basic Plan. The normal form of pension under this Supplemental Plan shall be identical to the form of benefit selected by the Participant under the Basic Plan unless the Participant requests, and the Company approves, the lump-sum option described in
Section 6.2 of this Supplemental Plan. Any temporary actuarial increase in benefits generated by Participant's selection of the option in Section 5.2(b) of the Basic Plan shall not be considered in determining the Normal Retirement Pension upon which the benefit from this Supplemental Plan is calculated, nor shall any reduction in Normal Retirement Pension under the Basic Plan at age 62 increase a benefit under this Supplemental Plan.

6.2 Lump-Sum Option: A Participant may request that the portion of his or her retirement benefit under this Supplemental Plan related to any short-term incentive award declared under the Company's Executive Incentive Compensation Plan, the 1999 Incentive Compensation Plan, or any successor plan as used in determining Rates of Annual Basic Compensation, be paid in the form of a lump sum, the amount of which shall be the actuarial equivalent of the Accrued Benefit otherwise payable to the Participant under this Supplemental Plan. A Participant's request for a lump sum payment must be submitted in writing to the Administrator at least six months prior to the date on which a benefit would otherwise be payable hereunder and must be accompanied by a medical certificate of the Participant's good health signed by the Company's Medical Director in a form satisfactory to the Administrator. A Participant's request for a lump sum payment shall be subject to the sole discretion of the Administrator and shall be approved by the Administrator only if considered to be in the interests of the Company. If approved by the Administrator, a Participant's lump-sum payment shall be calculated on the basis specified on Exhibit E.

6.3 Election of Benefit: A Participant shall not receive a benefit under this Supplemental Plan prior to initiating a benefit under the Basic Plan, except in the case where Participant is not eligible to commence a benefit under the Basic Plan. A Participant shall not elect a benefit for a beneficiary of over 50% of the Participant's benefit without presenting a medical certificate of the Participant's good health signed by the Company's Medical Director in a form satisfactory to the Administrator.

6.4 Normal Retirement Pension: On Normal Retirement Date, a Participant shall be eligible to receive a monthly Normal Retirement Pension equal to 1/12 of the excess of (a) over (b) where:

         (a) equals 2% of Final Average Compensation multiplied by the number of years of Benefit Service; and

         (b)  equals the sum of:

                  (1) the Normal Retirement Pension payable under the Basic
                      Plan; and

                  (2) the annual amount of any other supplemental pension
                      benefit provided by the Company.

In no event shall the Normal Retirement Pension be less than the Accrued Benefit calculated as of June 27, 1989.

6.5 Full Retirement Pension: A Participant listed on Exhibit B who has attained at least age 60 and has 30 years of Benefit Service shall be eligible for a monthly payment of an amount equal to 100% of the Normal Retirement Pension.

6.6 Early Retirement Pension: A Participant who has attained age 55 and has 10 or more years of Benefit Service is eligible to select either:

         (a) an amount, commencing at age 65, equal to the Accrued Benefit, determined in the same manner as the Normal Retirement Pension in
              Section 6.4, based on Benefit Service and Final Average Compensation as of the Participant's Early Retirement Date; or

         (b) an amount, commencing upon termination of employment, equal to the Participant's Accrued Benefit subject to an early retirement reduction determined in accordance with Exhibit C or D, as applicable. Provided, however, that Participants listed on Exhibit B shall receive the greater of the benefits determined in accordance with Exhibits C and D; or

         (c) an amount equal to the Participant's Accrued Benefit to commence on a specified date 24 months or more after termination of employment, subject to an early retirement reduction determined in accordance with Exhibit C or D, as applicable. Provided, however, that Participants listed on Exhibit B shall receive the greater of the benefits determined in accordance with Exhibits C and D.

6.7 Disability Pension: A Participant who has 10 or more years of Benefit Service and has suffered a Disability shall be eligible for a monthly amount equal to: (1) the Early Retirement Pension (except that any such Participant under age 55 will be treated as though age 55); or (2) an amount equal to 110% of the Disability Pension available from the Basic Plan, whichever is greater; but in no event shall the amount exceed the Normal Retirement Pension under this Plan as set out in Section 6.4 above. An Application for a Disability Pension shall be submitted to the Administrator by the applicant or by the Company, together with a medical certificate signed by the Company's Medical Director in a form satisfactory to the Administrator. A Participant with less than 10 years of Benefit Service who suffers a Disability supported by a medical certificate satisfactory to the Administrator shall be eligible for an immediate benefit calculated in a manner consistent with the Early Retirement Pension described in Section 6.6(b), subject to an actuarial reduction calculated on the basis specified in Exhibit F. The Supplemental Plan Disability Benefit will be reduced by any payments under the Company's Long-term Disability Plan.

6.8      Vested Termination Pension - Former Vested Participants.

         (a) Former Vested Participants. A Former Vested Participant who has terminated service with the Company prior to age 55 has the following election which may be made during the calendar year prior to the year in which the Former Vested Participant attains age 55: he or she may elect to (i) commence receiving a benefit under this Plan at age 55, or (ii) to defer commencement of payment to a specified date at least 24 months following attainment of age 55.

         (b) If the Former Vested Participant does not make a timely election under Paragraph 6.8(a) above, then the benefit will commence at age 55.

         (c)  Reference is made to the Hardship Election provision below.

         (d) The amount of the benefit will be the Participant's Accrued Benefit, subject to an early retirement reduction determined in accordance with Exhibit C or D, as applicable. Participants listed on Exhibit B shall receive the greater of the benefits determined in accordance with Exhibits C and D.

6. 9     Benefit Compensation: Except as provided in Sections 4.1(d) and 5.2 of this Plan, a Participant's pension shall be computed under the terms of the Supplemental Plan in effect as of the date of the Participant's termination of employment with the Company, and shall not be recomputed, increased or decreased after such termination, except for supplemental increases, if any, as may be granted by the Company's Board of Directors.

                                    Article 7

                                 Death Benefits

7.1 Death Benefits: Except for the surviving spouse's annuity described in Sections 7.2 and 7.3, and any survivor death benefit selected by a Participant in accordance with Section 7.4, no death benefits shall be payable under this Supplemental Plan and a Participant shall forfeit all rights to any benefits hereunder upon his or her death. As used in this Article, the term "surviving spouse" refers to the person who is legally married to the Participant at the time of his death and for the full one year (365 days) period immediately prior to his death.

7.2 Surviving Spouse of Active Participant: The surviving spouse of a Participant who dies while an active employee shall be eligible to receive a monthly annuity in an amount equal to 50% of the deceased Participant's Accrued Benefit (without regard to vesting) determined on the basis of (i) the Participant's Final Average Compensation at the date of death, and (ii) the Benefit Service the Participant would have had if employment had continued until the Normal Retirement Date, and (iii) no reduction for benefit commencement before age 65. This benefit shall continue for the lifetime of the surviving spouse. Payment of this benefit shall commence in the month following the Participant's death.

7.3      Surviving Spouse of Former Vested Participant

         (a) Upon the death of a person who is a Former Vested Participant and is not receiving a benefit under this Plan, the surviving spouse of such person shall receive an annuity in an amount equal to 50% of the annuity that would have been paid to the Former Vested Participant under Section 6.8.

         (b) If the Former Vested Participant dies prior to the year in which he or she would have reached age 55, then the surviving spouse may elect in that year to (i) commence benefits at the time the Former Vested Participant would have reached age 55 (the "age 55 date"), or (ii) to defer receipt of that benefit to a specified date at least 24 months following the age 55 date. If no such election is made, the benefit will commence in the month following the age 55 date.

         (c) If the Former Vested Participant dies on after the year he or she reaches age 55, the benefit to the surviving spouse shall commence in the month following the Former Vested Participant's death.

         (d)  Reference is made to the Hardship Election provision below.

         (e) The amount of the benefit will be 50% of Former Vested Participant's Accrued Benefit, subject to early retirement reduction in accordance with Exhibits C or D, as applicable, and shall continue for the lifetime of the surviving spouse.

7.4 Survivor Death Benefit: Upon the death of a retired Participant who is receiving or is entitled to receive annuity benefits hereunder and who, in accordance with Section 6.1 hereof, had previously elected to receive his or her Accrued Benefit in a form which pays a death benefit to a designated surviving beneficiary, such death benefit shall be paid to such designated surviving beneficiary in accordance with such prior election.

7.5 Hardship Election. If, in the opinion of the Committee, any election to defer a benefit under this Plan results in an undue hardship, then upon request of the beneficiary, the beneficiary may elect to accelerate payment of that benefit.

                                    Article 8

                                  Miscellaneous

8.1 Amendment, Suspension, or Termination: Any amendment, suspension, or termination of this Supplemental Plan shall have prospective effect only, be non-discriminatory, and shall not affect any Accrued Benefit or vested right.

8.2 Nonguarantee of Employment: Nothing in this Supplemental Plan shall be construed as a contract of employment between the Company and any Participant, or as a right of any Participant to be continued in the employment of the Company, or as a limitation of the right of the Company to discharge any Participant, with or without cause.

8.3 Cost: The Company shall pay the full cost of this Supplemental Plan and the Plan shall at all times be maintained on an unfunded basis. A Participant's rights to a benefit under this Supplemental Plan are contractual in nature and in the event the Company is unable to pay any benefit required hereunder, the Participant shall have, with respect to the Company, only those rights of an unsecured creditor.

8.4 Nonalienation of Benefits: Benefits payable under this Supplemental Plan shall not be subject in any manner to alienation, anticipation, assignment, charge, encumbrance, execution, garnishment, pledge, sale, transfer, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Participant, prior to actually being received by the person entitled to the benefit under the terms of this Supplemental Plan. Any attempt to alienate, anticipate, assign, charge, encumber, pledge, sell, transfer, or otherwise dispose of any right to benefits payable under this Supplemental Plan shall be void. This Supplemental Plan shall not in any manner be liable for, or subject to, the contracts, debts, liabilities, or torts of any person entitled to benefits under this Supplemental Plan.

8.5 Forfeiture: Anything herein to the contrary notwithstanding, if a Participant or retired Participant willfully performs any act or willfully fails to perform any act of material importance to the Company, which may result in material discredit or substantial detriment to the Company, then upon recommendation of the Administrator and upon a majority vote of the Board of Directors, such Participant or retired Participant or the surviving spouse of such Participant shall forfeit any benefit payments owing on and after the date fixed by the Board of Directors and the Company shall have no further obligation under this Supplemental Plan to such Participant, retired Participant, or the surviving spouse of such Participant. If a Participant received his or her benefit in the form of a lump sum payment pursuant to Section 6.2 hereof, then the Participant or the surviving spouse of such Participant shall return to the Company a proportionate share of such lump sum payment calculated as follows:
The proportionate share shall equal the product of the lump sum payment multiplied by a fraction, the numerator of which is the number of full years and months which elapsed from the time of the payment to the time of the willful act or failure to act described herein and the denominator of which is the number of full years and months of the Participant's life expectancy determined as of the time of the lump sum payment.

8.6 Governing Law: All matters relating to this Supplemental Plan shall be governed by the laws of the state of Virginia, without regard to the principles of conflict of laws.

                                    Article 9

                          Appeals from Denial of Claims

         If any claim for benefits under the Plan is wholly or partially denied, the claimant shall be given notice of the denial. This notice shall be in writing, within a reasonable period of time after receipt of the claim by the Committee. This period shall not exceed 90 days after receipt of the claim, except that if special circumstances require an extension of time, written notice of the extension shall be furnished to the claimant, and an additional 90 days will be considered reasonable.

         This notice shall be written in a manner calculated to be understood by the claimant and shall set forth the following information:

         (a)  the specific reasons for the denial;

         (b) specific reference to the Plan provisions on which the denial is based;

         (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why this material of information is necessary;

         (d) an explanation that a full and fair review by the Committee of the decision denying the claims may be requested by the claimant or an authorized representative by filing with the Committee, within 60 days after the notice has been received, a written request for the review; and

         (e) if this request is so filed, an explanation that the claimant or an authorized representative may review pertinent documents and submit issues and comments in writing within the same 60-day period specified in subsection
(d).

         The decision of the Committee upon review shall be made promptly, and not later than 60 days after the Committee questions receipt of the request for review, unless specific circumstances require an extension of time for processing. In this case the claimant shall be so notified, and a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If the claim is denied, wholly or in part, the claimant shall be given a copy of the decision promptly. The decision shall be it writing, shall include specific reasons for the denial, shall include specific references to the pertinent Plan provisions on which the denial is based, and shall be written in a manner calculated to be understood by the claimant.

                                    EXHIBIT A

PARTICIPANTS IN THE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AS OF JANUARY 1, 1999



                               ELIZABETH M. ARNOLD
                                BEVERLY J. BURKE
                                 RICHARD J. COOK
                          JAMES H. DEGRAFFENREIDT, JR.
                                RICHARD L. FISHER
                               JOHN K. KEANE, JR.
                                FREDERIC M. KLINE
                                PATRICK J. MAHER
                                LISA M. METCALFE
                                 DOUGLAS V. POPE
                                JOSEPH M. SCHEPIS
                                 ROBERTA W. SIMS
                                 ROBERT A. SYKES
                              ROBERT E. TUORINIEMI
                                 JAMES B. WHITE

                                    EXHIBIT B

 PARTICIPANTS ELIGIBLE TO ELECT A FULL RETIREMENT PENSION OR EARLY RETIREMENT
       PENSION ACCORDANCE WITH TERMS OF SECTIONS 6.5 AND 6.6 OF THE PLAN



                                 RICHARD J. COOK
                                RICHARD L. FISHER
                               JOHN K. KEANE, JR.
                                PATRICK J. MAHER
                                 DOUGLAS V. POPE
                                 ROBERT A. SYKES

                                    EXHIBIT C

                        EARLY RETIREMENT PENSION BENEFIT
                                "LEGACY" FORMULA

         ---------------------------------------------------------
                                     BENEFIT SERVICE
         ---------------------------------------------------------
             AGE*            <30 YEARS              30 YEARS
             ----            ---------              --------
         ---------------------------------------------------------
              65                 1                     1
              --                 -                     -
         ---------------------------------------------------------
              64                0.98                   1
              --                ----                   -
         ---------------------------------------------------------
              63                0.96                   1
              --                ----                   -
         ---------------------------------------------------------
              62                0.94                   1
              --                ----                   -
         ---------------------------------------------------------
              61                0.92                   1
              --                ----                   -
         ---------------------------------------------------------


         ---------------------------------------------------------
              60                0.90                   1
              --                ----                   -
         ---------------------------------------------------------
              59                0.85                  0.85
              --                ----                  ----
         ---------------------------------------------------------
              58                0.80                  0.80
              --                ----                  ----
         ---------------------------------------------------------
              57                0.75                  0.75
              --                ----                  ----
         ---------------------------------------------------------
              56                0.70                  0.70
              --                ----                  ----
         ---------------------------------------------------------
              55                0.65                  0.65
              --                ----                  ----
         ---------------------------------------------------------



* NEAREST AGE OF PARTICIPANT (OR FORMER VESTED PARTICIPANT) ON DATE BENEFITS COMMENCE.

                                    EXHIBIT D

                        EARLY RETIREMENT PENSION BENEFIT
                                  "NEW" FORMULA

                     ----------------------------------------
                            AGE *            ALL SERVICE
                                                LEVELS
                     ----------------------------------------
                             65                   1
                     ----------------------------------------
                             64                  0.97
                     ----------------------------------------
                             63                  0.94
                     ----------------------------------------
                             62                  0.91
                     ----------------------------------------
                             61                  0.88
                     ----------------------------------------

                     ----------------------------------------
                             60                  0.85
                     ----------------------------------------
                             59                  0.82
                     ----------------------------------------
                             58                  0.79
                     ----------------------------------------
                             57                  0.76
                     ----------------------------------------
                             56                  0.73
                     ----------------------------------------
                             55                  0.70
                     ----------------------------------------



* Nearest Age of Participant (or Former Vested Participant) on date benefits commence.

                                    EXHIBIT E

                         LUMP SUM CALCULATION PROCEDURE

1. Determine the participant's life expectancy as of the lump sum payment date using the 1983 Group Annuity Mortality Table. Round the result up to the next higher whole number of years.

2. Determine the annual life annuity benefit, payable as of the lump sum payment date, that is to be converted into an actuarially equivalent lump sum.

3. Assuming mid-year payment of the amount in Step (2), for each year of the Participant's future life expectancy, discount each year's payment back to the lump sum payment date using the yield on the zero-coupon US Treasury security with maturity equal to the maturity of each year's payment. The lump sum shall equal the sum of the discounted payments. The U.S. Treasury yields shall be those published for the date six months prior to the lump sum payment date. If such date falls on day when U.S. Treasury securities are not traded, yields for the next following business day shall be used.

                                    EXHIBIT F
         Actuarial Equivalent Reduction Factors for Disability Benefits
                           Commencing Prior to Age 55

         --------------------------------------------------------------------
                                      Factor by Which Age 55 Benefit is
               Nearest Age at         Multiplied to Determine Benefit at
                Commencement                    Commencement Age
         --------------------------------------------------------------------
                     54                             0.9261
         --------------------------------------------------------------------
                     53                             0.8586
         --------------------------------------------------------------------
                     52                             0.7968
         --------------------------------------------------------------------
                     51                             0.7402
         --------------------------------------------------------------------
                     50                             0.6882
         --------------------------------------------------------------------

         --------------------------------------------------------------------
                     49                             0.6404
         --------------------------------------------------------------------
                     48                             0.5963
         --------------------------------------------------------------------
                     47                             0.5557
         --------------------------------------------------------------------
                     46                             0.5183
         --------------------------------------------------------------------
                     45                             0.4837
         --------------------------------------------------------------------

         --------------------------------------------------------------------
                     44                             0.4516
         --------------------------------------------------------------------
                     43                             0.4220
         --------------------------------------------------------------------
                     42                             0.3945
         --------------------------------------------------------------------
                     41                             0.3690
         --------------------------------------------------------------------
                     40                             0.3453
         --------------------------------------------------------------------

         --------------------------------------------------------------------
                     39                             0.3233
         --------------------------------------------------------------------
                     38                             0.3028
         --------------------------------------------------------------------
                     37                             0.2837
         --------------------------------------------------------------------
                     36                             0.2660
         --------------------------------------------------------------------
                     35                             0.2494
         --------------------------------------------------------------------

         --------------------------------------------------------------------
                     34                             0.2339
         --------------------------------------------------------------------
                     33                             0.2195
         --------------------------------------------------------------------
                     32                             0.2060
         --------------------------------------------------------------------
                     31                             0.1934
         --------------------------------------------------------------------
                     30                             0.1816
         --------------------------------------------------------------------

         --------------------------------------------------------------------
                     29                             0.1706
         --------------------------------------------------------------------
                     28                             0.1603
         --------------------------------------------------------------------
                     27                             0.1507
         --------------------------------------------------------------------
                     26                             0.1416
         --------------------------------------------------------------------
                     25                             0.1331
         --------------------------------------------------------------------